Acquisition of H Halston Trademarks (Tables)	12 Months Ended
Dec. 31, 2014
Acquisition of H Halston Trademarks [Member]
Assets Acquisition [Line Items]
Schedule Of Asset Acquisition [Table Text Block]
The H Halston Brands acquisition was accounted for as an asset purchase. The aggregate purchase price has been allocated to the following assets based on the fair market value of the assets on the date of acquisition:

Allocated to:
Trademarks	$27,562,000
Non-compete agreement	562,000
Total acquisition price	$28,124,000

The following represents the aggregate purchase price of $28.1 million, including legal and other fees of $0.49 million:

Cash paid	$18,023,000
Fair value of Common Stock issued (1,000,000 shares)	9,000,000
Fair value of warrants to purchase 750,000 shares of Common Stock (see Note 8)	611,000
Direct transaction expenses	490,000
Total consideration	$28,124,000